QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

Section 906 Certification

Certification of Chief Executive and Chief Financial Officers

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of The Mills Corporation (the "Company") hereby certify, to such officers' knowledge, that:

  (i)
  the accompanying Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

  (ii)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2004

/s/ LAURENCE C. SIEGEL Laurence C. Siegel Chief Executive Officer
/s/ MARY JANE MORROW Mary Jane Morrow Chief Financial Officer

QuickLinks

Section 906 Certification Certification of Chief Executive and Chief Financial Officers